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                                                                    EXHIBIT 10.8

                                AMENDMENT NO. 9

          AMENDMENT NO. 9, dated as of December 3, 1998 (this "AMENDMENt"), between TrizecHahn Centers Inc., a California corporation ("THCI"), The Rouse Company, a Maryland corporation ("ROUSE"), and Westfield America, Inc., a Missouri corporation ("WESTFIELD" and, together with Rouse the "ACQUIRORS").

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, THCI, Rouse and Westfield are parties to an Asset Purchase Agreement, dated as of April 6, 1998, as amended by the following amendments:
Amendment No. 1 dated as of July 31, 1998, Amendment No. 2 dated as of August 31, 1998, Amendment No. 3 dated as of September 22, 1998, Amendment No. 4 dated as of September 25, 1998, Amendment No. 5 dated as of October 7, 1998, Amendment No. 6 dated as of October 22, 1998, Amendment No. 7 dated as of October 30,1998 and Amendment No. 8 dated as of November 17, 1998 (together, the "ASSET PURCHASE AGREEMENT"; terms not otherwise defined herein are defined in the Asset Purchase Agreement);

          WHEREAS, THCI, Rouse and Westfield desire to further amend the Asset Purchase Agreement as set forth in this Amendment; and

          WHEREAS, pursuant to Section 12.09 of the Asset Purchase Agreement, the Asset Purchase Agreement may be amended by the parties hereto.

          NOW THEREFORE, in consideration of the premises and for other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                     AMENDMENTS TO THE PURCHASE AGREEMENT

          SECTION 1.0 Bridgewater Commons. Pursuant to that certain Purchase and Sale Agreement (the "Bridgewater Sale Agreement"), dated July 31, 1998, between Bridgewater Commons Associates ("BCA") and Rouse-Bridgewater Commons, LLC ("Rouse-Bridgewater"), BCA has agreed to sell the Bridgewater Property to Rouse-Bridgewater. Pursuant to Section 7 of the Bridgewater Sale Agreement, except as provided to the contrary in the Bridgewater Sale Agreement, all
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agreements, covenants, apportionments, representations, warranties, indemnifications and other matters pertaining to the Bridgewater Property contained in the Asset Purchase Agreement are incorporated in the Bridgewater Sale Agreement.

          Pursuant to Agreement and Articles of Merger dated December 3, 1998 and filed on December 3, 1998, BCA was merged with and into Bridgewater Commons Mall, LLC, a Maryland limited liability company ("BCM-LLC"). As of the date hereof, the sole member of BCM-LLC is Bridgewater Commons Associates, a New Jersey general partnership formed immediately after the merger ("New BCA") which is wholly-owned by THCI and its Affiliates. New BCA shall constitute a "THCI Partnership" and BCM-LLC shall constitute a "Partnership" for purposes of the Asset Purchase Agreement (and the provisions thereof incorporated into the Bridgewater Sale Agreement). In addition, the 100% membership interest held by New BCA in BCM-LLC shall constitute a "Partnership Interest" for purposes of the Asset Purchase Agreement (and the provisions thereof incorporated into the Bridgewater Sale Agreement).

                                  ARTICLE II

                              GENERAL PROVISIONS

          SECTION 2.01  Authority; Effect on Asset Purchase Agreement.

               (a) THCI hereby represents as follows:

                   (i) THCI has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (ii) The execution and delivery of this Amendment by THCI and the consummation by THCI of the transactions contemplated by the Asset Purchase Agreement have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of THCI are necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).
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                   (iii) This Amendment has been duly and validly executed and delivered by THCI and, assuming the due authorization, execution and delivery by Rouse and Westfield, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of THCI, enforceable against THCI in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

               (b) Rouse and Westfield each, severally but not jointly, hereby represents as follows:

                   (i) Such Acquiror has all necessary corporate power and authority to execute and deliver this Amendment, to perform its obligations under the Asset Purchase Agreement (as amended by this Amendment) and to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (ii) The execution and delivery of this Amendment by such Acquiror and the consummation by them of the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment) have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of such Acquiror is necessary to authorize this Amendment or to consummate the transactions contemplated by the Asset Purchase Agreement (as amended by this Amendment).

                   (iii) This Amendment has been duly and validly executed and delivered by such Acquiror and, assuming the due authorization, execution and delivery by THCI, the Asset Purchase Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of such Acquiror, enforceable against such Acquiror in accordance with its terms (except insofar as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, or principles governing the availability of equitable remedies).

               (c) Except as amended hereby, the provisions of the Asset Purchase Agreement are and shall remain in full force and effect.
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          SECTION 2.02  Counterparts.  This Amendment may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 2.03 Governing Law. This Amendment shall be governed in the same manner as provided in Section 12.10 of the Asset Purchase Agreement.
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     IN WITNESS WHEREOF, THCI, Rouse and Westfield have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                   TRIZECHAHN CENTERS INC.

                                   By:  /s/ Neil Jacob
                                        ---------------------------------
                                        Name:   Neil Jacob
                                        Title:  Vice President


                                   THE ROUSE COMPANY


                                   By:  /s/ Richard E. Galen
                                        ---------------------------------
                                        Name:   Richard E. Galen
                                        Title:  Vice President


                                   WESTFIELD AMERICA, INC.


                                   By:  /s/ Irv Hepner
                                        ---------------------------------
                                        Name:   Irv Hepner
                                        Title:  Secretary